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                                                                   EXHIBIT 10.9

                           AMENDMENT TO LOAN AGREEMENT

      This Amendment dated as of the 30th day of June, 2005, by and between TWIN BRIDGES (BERMUDA) LTD., a Bermuda Company whose registered office is at Cannon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda ("Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association with offices at 4910 Tiedeman Road, OH-01-51-0541. Brooklyn, Ohio 44144 ("Lender") to that certain Loan Agreement dated October 28, 2004 between Borrower and Lender (the "Agreement").

                                   WITNESSETH:

      WHEREAS, pursuant to the Agreement, Lender made available to Borrower a line of credit in the maximum principal amount of $3,000,000.00, the outstanding balance of said sum being due and payable in full by June 30, 2005, and

      WHEREAS, Borrower and Lender have agreed to extend the term of the line of credit so it shall become due and payable in full by September 30, 2005,

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, Borrower and Lender, incorporating the defined terms used in the Agreement, hereby amend Paragraph 2.2 of the Agreement to read as follows:

      "2.2. TERM OF FACILITY. The Loan, if not sooner demanded, shall mature and become due and payable on September 30, 2005. If not sooner demanded, the Borrower shall have an option to renew the Loan for an additional one (1) year term."

      Except as hereby amended, the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first hereinabove set forth.

TWIN BRIDGES (BERMUDA) LTD.             KEYBANK NATIONAL ASSOCIATION

By: /s/ D. B. Adderly                   By: /s/ Robert D. Scott
     -----------------------------          ------------------------------------
Name: D. B. Adderly                     Name: Robert D. Scott
Title: Director                         Title: Vice President